Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-237048

Brandes International Small Cap Equity Fund

(the “Fund”)

A SERIES OF DATUM ONE SERIES TRUST

Supplement dated May 21, 2026 To the
Prospectus dated July 29, 2025

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

In connection with a new regulatory requirement, the Board of Trustees of Datum One Series Trust has approved certain changes to the Fund’s 80% investment policy, with such changes to be effective on July 29, 2026 (the “Effective Date”). These changes do not reflect a change in the investment objective or investment focus of the Fund, or the principal risks of investing in the Fund. On the Effective Date, the Fund’s investment strategies will be revised to reflect changes to the Fund’s 80% policy pursuant to Rule 35d-1 under the Investment Company Act of 1940. The revised 80% policy will state that, under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. The following changes are being made to the Prospectus to reflect this change:

On page 21 of the Prospectus, the first paragraph under the heading “Principal Investment Strategies,” is deleted in its entirety and replaced with the following:

The International Small Cap Equity Fund invests primarily in equity securities of foreign companies with small market capitalizations (market value of publicly traded equity securities). A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. The Fund considers a company to be a small capitalization company if it has a market capitalization of $10 billion or less. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Adviser considers an emerging market country to be any country which is in the MSCI EM Index or MSCI Frontier Markets Index or that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities of companies with market capitalizations of any size. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials sector, health care sector, or financial sector.

Additionally, on page 32 of the Prospectus, the first paragraph under the heading “INVESTMENT OBJECTIVE, POLICIES AND RISKS – Investment Policies – International Small Cap Fund,” is deleted in its entirety and replaced with the following:

The International Small Cap Fund invests primarily in equity securities of foreign companies with small market capitalizations (market value of publicly traded equity securities). A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. The Fund considers a company to be a small capitalization company if it has a market capitalization of $10 billion or less. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Adviser considers an emerging market country to be any country which is in the MSCI EM Index or MSCI Frontier Markets Index or that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities of companies with market capitalizations of any size. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials, health care, or financial sector.

This Supplement and the Prospectus should be retained for future reference.

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